WisdomTree Efficient TIPS Plus Gold Fund – GDT (Cboe BZX Exchange, Inc.)

Summary Prospectus – December 10, 2025, as supplemented July 1, 2026

Before you invest in the Fund, as defined below, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and SAI, each as supplemented to date, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and SAI, each as supplemented to date, reports to shareholders, as well as other information about the Fund, online at www.wisdomtree.com/investments/resource-library/prospectus-regulatory-reports. You may also obtain this information at no charge by calling 1-866-909-9473 or by sending an e-mail request to getinfo@wisdomtree.com.

Investment Objective

The WisdomTree Efficient TIPS Plus Gold Fund (the “Fund”) seeks total return.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%[1]
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%[2]
Total Annual Fund Operating Expenses	0.20%[1]

[1]	The Fund’s Annual Fund Operating Expenses have been restated to reflect a decrease in the contractual management fee, as approved by the Fund’s Board of Trustees.
2	Other Expenses are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$20	$64

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Fund’s Annual Fund Operating Expenses or in the example, affect the Fund’s performance. The Fund is newly organized and therefore, portfolio turnover information is not yet available.

Principal Investment Strategies of the Fund

The Fund is actively managed using a model-based approach. The Fund seeks to achieve its investment objective by investing, either directly or through a wholly-owned subsidiary, in a portfolio composed of (i) inflation-protected

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U.S. Treasury Bonds (“TIPS”), other debt securities issued by the U.S. Treasury, including bills, notes, bonds, and floating rate public obligations of the U.S. Treasury (“Floating Rate Notes”), and derivatives that provide exposure to such investments, such as inflation swaps, and (ii) U.S.-listed gold futures contracts. The Fund uses U.S.-listed gold futures contracts and other derivatives, such as swaps, to enhance the capital efficiency of the Fund. Capital efficiency is the ability for an investment to gain exposure to a particular market while using fewer assets. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a combination of U.S.-listed gold futures contracts and U.S. Treasury securities, as well as other investments that, combined, have economic characteristics that are substantially similar to those of gold and TIPS or other debt securities issued by the U.S. Treasury.

The Fund invests in inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS” with a focus on bonds maturing in less than five years. TIPS are designed to provide inflation protection to investors. TIPS are income-generating securities whose interest and principal payments are adjusted for inflation, which is defined as a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied to the principal of the bond, follows a designated inflation index, the Consumer Price Index (“CPI”), and is applied to the TIPS’ principal payments according to changes in CPI. A fixed coupon rate is applied to the inflation-adjusted principal so that, as inflation rises, both the principal value and the interest payments increase. This inflation adjustment feature seeks to provide investors with a hedge against inflation while preserving the purchasing power of their investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

The Fund will invest in long-only gold futures contracts. Contract selection is based on implied carry, which is the potential return (or loss) that an investor would earn by holding the reference asset (i.e., gold) until the futures contract expires. The Fund will not invest directly in physical commodities.

The Fund seeks to have approximately equal exposure to TIPS and gold. The Fund’s portfolio will be rebalanced quarterly to implement the results of the model. As a result, between quarterly rebalances, the Fund’s allocations to TIPS and gold may vary from the targeted approximately equal exposure. To the extent the Fund’s exposure deviates from the targeted allocation by greater than 10%, the Adviser may determine to rebalance the Fund’s portfolio intra-quarter to more closely align its holdings with the targeted approximately equal exposure.

To maintain exposure to a futures contract, the Fund must sell the position in the expiring contract and buy a new position in a contract with a later delivery month, which is referred to as “rolling.” The Fund expects to employ an “enhanced roll” process by attempting to roll from an expiring futures contract to another futures contract in seeking to generate a greater yield for the Fund. This roll process, generally implemented monthly, aims to maximize the potential roll benefits in backwardated markets and minimize potential losses in contango markets by rolling, as applicable, to the futures contract on a particular commodity which generates the maximum implied yield. Futures contracts trade either in contango, where forward month futures contracts cost more than the current month (leading to negative roll yield) or in backwardation, where forward month futures contracts trade at a discount to the current month (leading to positive roll yield). It is generally the supply and demand factor that determines whether a futures contract is in contango or backwardation.

The Fund intends to utilize its investment in TIPS, other Treasury securities, and cash as collateral or margin for its investments in gold futures contracts.

The Fund seeks to gain exposure to gold markets, in whole or in part, through investments in a subsidiary organized in the Cayman Islands (the “WisdomTree Subsidiary”). The WisdomTree Subsidiary is wholly owned and controlled by the Fund. The Fund’s investment in the WisdomTree Subsidiary may not exceed 25% of the Fund’s total assets at each quarter-end of the Fund’s fiscal year. The Fund’s investment in the WisdomTree Subsidiary is intended to provide the Fund with exposure to the investment returns of gold while enabling the Fund to satisfy source-of-income requirements that apply to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”). Except as noted, references to the investment strategies and risks of the Fund include the investment strategies and risks of the WisdomTree Subsidiary.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are presented in alphabetical order. This ordering approach is designed to both facilitate an investor’s understanding of the Fund’s risks and enable an investor to easily locate and compare risks among funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment

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objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Fund” and “Additional Non-Principal Risk Information.”

■	Gold Commodity Risk. The value of commodities, such as gold, and commodity-linked derivative instruments, such as gold futures contracts, typically is based upon the price movements of the physical commodity or an economic variable linked to such price movements. Price movements in gold and gold futures contracts may fluctuate quickly and dramatically, have a historically low correlation with the returns of the stock and bond markets, and may not correlate to price movements in other asset classes. Some factors that impact the price of gold and gold futures contracts include, but are not limited to, overall market movements, changes in interest rates, changes in the global supply and demand for gold, the quantity of gold imports and exports, factors that impact gold production, such as drought, floods and weather conditions, technological advances in the processing and mining of gold, an increase in the hedging of precious metals, such as gold, and changes in economic and/or political conditions, including regulatory developments.

■	TIPS Risk. TIPS are inflation-protected public obligations of the U.S. Treasury. The interest and principal payments of TIPS are adjusted for inflation, typically on a monthly basis, in accordance with changes to a designated inflation index, such as the CPI. Due to their inflation adjustment feature, TIPS typically have lower yields than conventional fixed-rate bonds. As inflation rises, the values of the TIPS’ interest and principal payments increase. Conversely, as inflation decreases, the values of the TIPS’ interest and principal payments decrease. Accordingly, the Fund's income from TIPS may decline due to deflation, a decline in inflation, or changes in inflation expectations.

■	Derivatives Risk. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a currency or a commodity. Generally, derivatives are sophisticated investments that may pose risks that are different from or greater than those posed by investing directly in the underlying reference asset. For example, the return on a derivative instrument may not correlate with that of its underlying reference asset, and minimal requisite initial investments necessary to purchase derivatives positions may expose the Fund to losses in excess of those amounts. Derivatives also can be volatile and may be less liquid than other investments. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. The Fund expects to use futures contracts and swaps to implement its principal investment strategies. Risks specific to futures contracts, as well as other risks related to the use of derivatives, generally, such as counterparty and issuer credit risk, are described in greater detail elsewhere in the Fund’s Prospectus. A swap is an agreement between two parties to exchange the cash flows or values of one specified asset for another. The risks of swaps include, but are not limited to, counterparty credit risk and the potential to increase or decrease the overall volatility of the Fund’s investments and its share price.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The market prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

■	Active Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

■	Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind its portfolio investments to obtain the cash needed to pay out redemption proceeds. This may cause the Fund to recognize capital gains that it might not have recognized if it had satisfied such redemption requests with securities held by the Fund (i.e., redeemed its shares in kind). As a result, the Fund may pay out higher annual capital gains distributions than a fund that redeems its shares in kind.

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■	Counterparty and Issuer Credit Risk. As a result of its financial condition, the issuer of a debt security or other instrument, or the counterparty to a derivative or other contract, may default, become unable to pay interest or principal due or otherwise fail to honor its obligations or be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

■	Cybersecurity Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (i.e., Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches.

■	Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

■	Futures Rolling Risk. The Fund’s investment strategy is subject to risks related to rolling (i.e., replacing expiring futures contracts with new futures contracts). The price of futures contracts further from expiration may be higher (a condition known as “contango”) or lower (a condition known as “backwardation”), which can impact the Fund’s returns. Because of the frequency with which the Fund expects to roll futures contracts, the impact of such contango or backwardation may be greater than the impact would be if the Fund experienced less portfolio turnover.

■	Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Investments in the United States
The economic, political, regulatory and other events and conditions that affect issuers and investments in the United States differ significantly from those associated with other countries and regions. For example, routine political events, such as a presidential election, can have a significant effect on the U.S. markets and lead to periods of increased volatility. U.S. financial markets also have become increasingly globalized, hosting participants from all over the world and on a more macro level, becoming more tightly integrated with financial markets around the world. As a result, U.S. financial markets are also increasingly vulnerable to the risks that may affect non-U.S. financial markets. Any event or condition that affects the U.S. economy, whether originating from within or outside of the United States, may have an adverse effect on the Fund’s investments in the United States and thus, the Fund’s performance.

■	Geopolitical Risk. The United States has and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility, have adverse long-term effects on the U.S. and world economies, and disrupt the orderly functioning of securities markets generally, which may negatively impact the Fund’s investments.

■	Inflation Risk. An increase in the principal amount of an inflation-linked bond will be considered taxable ordinary income, even though investors do not receive the increased principal until maturity. As a result, in certain circumstances, the Fund may be required to make annual distributions to shareholders that exceed the cash received by the Fund on its investments. This may cause the Fund to liquidate investments when it might not be advantageous to do so and may have negative tax consequences.

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■	Leveraging Risk. Certain transactions of the Fund, such as the use of derivative instruments, will give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

■	Liquidity Risk. The Fund may invest in derivatives and other instruments that may be less liquid than other types of investments. The derivatives in which the Fund invests may not always be liquid. This could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

■	Models and Data Risk. The Fund uses an investment model to implement its investment strategy. The Fund is subject to the risk that the investment model may not perform as intended, including because the model may not adequately take into consideration certain factors relevant to the Fund’s investment strategy, investments, or the market environment, contains design flaws or incorporates faulty assumptions, or is informed by inaccurate or incomplete data. Errors in the data, assumptions and/or the design of the model may occur from time to time and may not be identified and/or corrected by the Sub-Adviser (defined below) or the Adviser for a significant period or at all, which may magnify the adverse effect on the Fund of any investment decisions made in reliance on the erroneous model results. Any of these circumstances may lead to investment decisions or the inclusion or exclusion of securities that adversely affect the value of the Fund.

■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■	Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the WisdomTree Subsidiary are organized, respectively, could result in the inability of the WisdomTree Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

■	Tax Risk. To qualify for the favorable U.S. federal income tax treatment accorded to RICs, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources. The Fund may obtain exposure to the commodities markets by directly entering into commodity-linked derivative instruments, such as listed futures contracts. Income from certain commodity-linked derivative instruments in which the Fund invests may not be considered qualifying income under the 90% test noted above. The Fund intends to invest in such commodity-linked derivative instruments indirectly through the WisdomTree Subsidiary. The Fund’s investment in the WisdomTree Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of the Code for qualification as a RIC. The “Subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives and futures) of the Fund attributable to the Fund’s investment in the WisdomTree Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in the WisdomTree Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and to be treated as “qualifying income”. The Adviser intends to conduct the Fund’s investments in the WisdomTree Subsidiary in a manner consistent with the terms and conditions of the regulations promulgated by the U.S. Treasury, and will monitor the Fund’s investments in the WisdomTree Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the WisdomTree Subsidiary. To the extent the Fund makes a direct investment in commodity-linked derivative instruments, it will seek to restrict the resulting income from such instruments so that, when combined with its other non-qualifying income, the Fund’s non-qualifying income is less than 10% of its gross income. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the 90% test noted above, or may not be able to accurately predict the non-qualifying income from these investments. Failure to comply with this restriction would have significant negative tax consequences to Fund shareholders.

■	U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.

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Fund Performance

The Fund is new and therefore does not yet have performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the Fund’s performance to a broad measure of market performance. Updated performance information for the Fund will be available online on the Fund’s website at www.wisdomtree.com/investments.

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management (“WisdomTree Asset Management” or the “Adviser”) serves as investment adviser to the Fund. Mellon Investments Corporation (“Mellon” or the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers

The Fund is jointly managed by the Sub-Adviser’s Equity Index Strategies portfolio management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are identified below.

Marlene Walker-Smith, a Senior Director and Chief Investment Officer, has been a portfolio manager of the Fund since its inception.

David France, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since its inception.

Todd Frysinger, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since its inception.

Vlasta Sheremeta, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since its inception.

Michael Stoll, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since its inception.

Bryan Steele, a Senior Vice President and Senior Portfolio Manager, has been a portfolio manager of the Fund since May 2026.

David Nieman, a Vice President and Portfolio Manager, has been a portfolio manager of the Fund since May 2026.

William Newton, CFA, a Vice President and Portfolio Manager, has been a portfolio manager of the Fund since May 2026.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund are listed for trading on a national securities exchange, currently Cboe BZX Exchange, Inc. (the “Listing Exchange”), and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com/investments.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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WIS-GDT-SUM-0726